Receivables, net	12 Months Ended
Dec. 31, 2015
Receivables, net
Receivables, net

Note 7—Receivables, net

        "Receivables, net" consisted of the following:

	December 31,
($ in millions)	2015	2014
Trade receivables	7,197	7,715
Other receivables	665	701
Allowance	(258)	(279)

	7,604	8,137
Unbilled receivables, net:
Costs and estimated profits in excess of billings	3,385	4,087
Advance payments consumed	(928)	(1,146)

	2,457	2,941

Total	10,061	11,078

        "Trade receivables" in the table above includes contractual retention amounts billed to customers of $545 million and $489 million at December 31, 2015 and 2014, respectively. Management expects that the substantial majority of related contracts will be completed and the substantial majority of the billed amounts retained by the customer will be collected. Of the retention amounts outstanding at December 31, 2015, 66 percent and 20 percent are expected to be collected in 2016 and 2017, respectively.

        "Other receivables" in the table above consists of value added tax, claims, rental deposits and other non-trade receivables.

        "Costs and estimated profits in excess of billings" in the table above represents revenues earned and recognized for contracts under the percentage-of-completion or completed-contract method of accounting. Management expects that the majority of the amounts will be collected within one year of the respective balance sheet date.

        The reconciliation of changes in the allowance for doubtful accounts is as follows:

($ in millions)	2015	2014	2013
Balance at January 1,	279	317	271
Additions	118	103	147
Deductions	(113)	(118)	(92)
Exchange rate differences	(26)	(23)	(9)

Balance at December 31,	258	279	317